EX-10.2


         DATED                                                     2006
         --------------------------------------------------------------





                               THERMODYNETICS, INC


                                       and


                              TURBOTEC PRODUCTS PLC


                                       and


                      DAWNAY, DAY CORPORATE FINANCE LIMITED


                                       and


                         ROBERT ALLAN LERMAN AND OTHERS



         --------------------------------------------------------------

                             RELATIONSHIP AGREEMENT

         --------------------------------------------------------------



                                Nabarro Nathanson
                                   Lacon House
                                 Theobald's Road
                                 London WC1X 8RW

                            Tel: +44 (0)20 7524 6000

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                                    CONTENTS





CLAUSE   SUBJECT MATTER                                                     PAGE

1.       DEFINITIONS...........................................................1
2.       INDEPENDENCE OF THE COMPANY...........................................3
3.       CONFLICTS OF INTEREST.................................................4
4.       RESTRICTIVE COVENANTS.................................................4
5.       CONFIDENTIALITY, INTELLECTUAL PROPERTY AND DEALINGS IN
         SHARES AND SECURITIES.................................................6
6.       PROVISION OF INFORMATION..............................................9
7.       BOARD APPOINTMENTS AND REMOVALS.......................................9
8.       ADMINISTRATION FEE...................................................10
9.       PRE-EMPTION RIGHTS...................................................11
10.      INDEMNITIES..........................................................11
11.      DURATION AND MODIFICATION OF THIS AGREEMENT..........................11
12.      GOVERNING LAW........................................................12
13.      AGENT FOR SERVICE OF PROCESS.........................................12
14.      NOTICES..............................................................12
15.      GENERAL..............................................................13

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AGREEMENT


DATE                                                                        2006


BETWEEN:

(1) THERMODYNETICS, INC (incorporated in the State of Delaware, United States of America under the Delaware General Corporation Law) whose principal place of business is at 651 Day Hill Road, Windsor, Connecticut 06095 - 1714, USA ("PARENT").

(2) TURBOTEC PRODUCTS PLC (incorporated in England and Wales under company number 5593339) the registered office of which is at c/o Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU ("COMPANY").

(3) DAWNAY, DAY CORPORATE FINANCE LIMITED (incorporated in England and Wales under company number 1154048) the registered office of which is at 15 Grosvenor Gardens, London SW1W ODB ("NOMAD").

(4) ROBERT ALLAN LERMAN, JOHN FRANCIS FERRARO, JOHN JOSEPH HUGHES and FRED HELMAR SAMUELSON all of 651 Day Hill, Windsor, Connecticut 06095, United States of America ("TDYT DIRECTORS").

WHEREAS:

(A) The Company proposes to apply for the admission of its Ordinary Shares, issued and to be issued, to trading on AIM.

(B) The Parent will hold in excess of 50 per cent. of the equity voting share capital of the Company immediately following Admission.

(C) The Nomad is acting as nominated adviser to the Company under the terms of the AIM Rules.

(D) The Parent and TDYT Directors have agreed to give certain undertakings to the Company and to the Nomad inter alia with respect to the relationship between the Parent and the Company.

NOW IT IS AGREED AS FOLLOWS:-

1.     DEFINITIONS

       In this Agreement, unless there is something inconsistent in the subject or the context, the following expressions shall have the following meanings:-

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       "ACTING IN CONCERT"

              has the meaning attributed by the City Code on Takeovers and Mergers;

       "ADMISSION"

              the admission of the Ordinary Shares, issued and to be issued in connection with the Proposals, to trading on AIM and such admission becoming effective as provided in rule 6 of the AIM Rules (and "admitted" shall be construed accordingly);

       "AGREEMENT"

              this agreement;

       "AIM"

              the market operated by the London Stock Exchange known as AIM;

       "AIM RULES"

              the rules for AIM published by the London Stock Exchange governing admission to and the operation of AIM;

       "ASSOCIATE"

              has the meaning attributed by the City Code on Takeovers and Mergers;

       "BOARD"

              the board of directors of the Company from time to time;

       "BUSINESS DAY"

              any day other than a Saturday, Sunday or a day which, by law is a bank or legal holiday in England; the Business Day being deemed to begin at 9am and end at 5pm London time;

       "COMPANIES ACT"

              the Companies Act 1985;

       "COMBINED CODE"

              the Combined Code on Corporate Governance published in July 2003 by the Financial Reporting Council;

       "CONTROLLING INTEREST"

              shares carrying votes representing 30 per cent. or more of the votes capable of being cast at any general meeting of the Company;

       "GROUP"

              together, the Company and its subsidiaries from time to time;

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       "LONDON STOCK EXCHANGE"

              London Stock Exchange plc;

       "NED COMMITTEE"

              a committee of the Board comprising of non-executive directors independent of the Company;

       "ORDINARY SHARES"

              ordinary shares of 1p each in the capital of the Company;

       "PARENT DIRECTORS"

              the directors from time to time of the Parent;

       "PARENT GROUP"

              the Parent and its subsidiaries and associated undertakings, other than any member of the Group;

       "PARTIES"

              the persons between whom this Agreement is made and any lawful assigns of the same (and the word "Party" shall be construed accordingly);

       "SERVICES"

              the services to be provided by the Parent to the Company as provided for in CLAUSE 8;

       "SHARE DEALING CODE"

              the code for dealing in the Company's securities as adopted by the Board, and as amended from time to time, for the purposes of Rule 21 of the AIM Rules;

       "US"

              the United States of America, its territories and possessions, including the District of Columbia;

       "US SECURITIES ACT"

              means the United States Securities Act of 1933 (as amended) and all regulations made thereunder.

2.     INDEPENDENCE OF THE COMPANY

2.1 The Parent and the TDYT Directors agree to, and to procure that all members of the Parent Group and the TDYT Directors shall:

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2.1.1         conduct all transactions and relationships  with any member of the
              Group on arm's length terms and on a normal commercial basis;

2.1.2 exercise the voting rights attaching to the Ordinary Shares owned and/or controlled by the Parent or by any member of the Parent Group in such a manner so as to procure (to the extent that they are able by the exercise of such voting rights) that each member of the Group is capable of carrying on, and does so carry on its business independently of the Parent and any member of the Parent Group; and

2.1.3 not do anything or intentionally omit to do anything the effect of which would be to frustrate the Company's compliance with the AIM Rules or the operation and development of the business of the Group.

2.2 The Parent undertakes to the Company to (and to procure that all members of the Parent Group shall) abstain from voting at any general meeting of the Company in respect of any resolution concerning any contract, arrangement or transaction of any type between any member of the Group and any member of the Parent Group or any of their Associates.

2.3 The Parent further undertakes to act in the best interests of the Group.

3.     CONFLICTS OF INTEREST

3.1 The Company and the Parent agree that no material transaction, arrangement or agreement (material for those purposes meaning material to the business of the relevant member of the Group) between any member of the Group and either the Parent or any member of the Parent Group shall be entered into, amended, terminated or any action taken to enforce or release any provision thereof without the prior approval of the NED Committee.

3.2 The Company and the Parent agree that all decisions relating to the enforcement of the Company's rights under this or any other agreement between it and the Parent as a member of the Parent's Group shall be taken independently of the Parent Group.

3.3        The NED Committee shall have power to:

3.3.1 review and approve all matters concerning the Group as may relate to the Parent Group;

3.3.2 monitor transactions, dealings and arrangements between the Parent Group and the Group and their respective Associates;

3.3.3         monitor, police and enforce the application of this Agreement.

4.     RESTRICTIVE COVENANTS

4.1 The Parent agrees that during the continuance of this Agreement and for a period of 12 months from the termination of this Agreement, neither the Parent nor any individual or entity acting through or on behalf of Parent shall, directly or indirectly, conduct, operate or hold any interest in any business which competes with the Company or any member of the Group in the US or Canada in the manufacture of high performance, high quality heat exchangers, fabricated metal components and flexible connector products for heat transfer, transportation, and plumbing applications;

4.2 The Parent agrees that during the continuance of this Agreement and for a period of 12 months from the termination of this Agreement, neither Parent nor any individual or entity acting through or on behalf of Parent shall, directly or indirectly, solicit business from, or provide goods or services to, any customer of the Company or any member of the Group in the US or Canada for the manufacture of high performance, high quality heat exchangers, fabricated metal components and flexible connector products for heat transfer, transportation, and plumbing applications;

4.3 The Parent agrees that during the continuance of this Agreement and for a period of 12 months from the termination of this Agreement, neither the Parent nor any individual or entity acting through or on behalf of the Parent shall, directly or indirectly, recruit, solicit or otherwise induce any employee, consultant, contractor or other personnel of the Company or of any member of the Group to terminate his or her working relationship with the Company or member of the Group;

4.4 In consideration of their continued employment by the Parent, each of the TDYT Directors also personally agrees that, and the Parent shall ensure that any other member of the Board, also personally agrees that:

4.4.1 whilst he remains a director of TDYT and for a period of 12 months from ceasing to be such a director, neither such Director nor any individual or entity acting through or on behalf of such Director shall, directly or indirectly, conduct, operate or hold any interest in any business which competes with the Company or any member of the Group in the US or Canada in the manufacture of high performance, high quality heat exchangers, fabricated metal components and flexible connector products for heat transfer, transportation, and plumbing applications; however, the restrictions in this clause 4.4.1 shall not prohibit a TDYT Director from making stock market purchase transactions in any competitive business, not exceeding 3 per cent of the issued securities of any specific quoted company, effected through a broker;

4.4.2 whilst he remains a director of TDYT and for a period of 12 months from ceasing to be such a director, neither such Director nor any individual or entity acting through or on behalf of such Director shall, directly or indirectly, solicit business from, or provide goods or services to, any customer of the Company or any member of the Group in the US or Canada for the manufacture of high performance, high quality heat exchangers, fabricated metal components and flexible connector products for heat transfer, transportation, and plumbing applications; and

4.4.3 whilst he remains a director of TDYT and for a period of 12 months from ceasing to be such a director, neither such Director nor any individual or entity acting
              through  or  on  behalf  of  such  Director  shall,   directly  or
              indirectly, recruit, solicit or otherwise induce any employee, consultant, contractor or other personnel of the Company or of any member of the Group to terminate his or her working relationship with the Company or member of the Group;

4.5 The Parent and each TDYT Director agrees that during the continuance of this Agreement and for a period of 12 months from termination of this Agreement neither TDYT nor any TDYT Director nor any individual or entity acting through or on behalf of any TDYT Director shall, directly or indirectly, be interested in any aspect of the business using a name or trading style in which any part of the name or style of Turbotec appears or occurs and will not knowingly during such period lend his support directly or indirectly to any such business using such name or trading name or style.

4.6 Nothing contained in this CLAUSE 4 shall operate so as to prevent John Hughes from continuing to be interested in East Windsor Welding Inc.

5.     CONFIDENTIALITY,   INTELLECTUAL  PROPERTY  AND  DEALINGS  IN  SHARES  AND
       SECURITIES

5.1 The Parent acknowledges that, in the course of its business relationship with the Company, it may be provided with Confidential Information about the Company and/or the members of the Group which is not publicly available and not generally known or used by the Company's competitors, and which could be harmful to the Company if disclosed outside of the Company. Confidential Information of this nature may take the form of documents, be stored or transmitted electronically, or exist in spoken words only; what matters is the information itself, not the way in which it is stored or conveyed. This Confidential Information may also rise to the level of trade secrets (as defined by applicable law).

5.2 The Company acknowledges that, in the course of its business relationship with the Parent, it may be provided with Confidential Information about the Parent and/or the members of the Parent Group which is not publicly available and not generally known or used by the Parent's competitors, and which could be harmful to the Parent if disclosed outside of the Company. Confidential Information of this nature may take the form of documents, be stored or transmitted electronically, or exist in spoken words only; what matters is the information itself, not the way in which it is stored or conveyed. This Confidential Information may also rise to the level of trade secrets (as defined by applicable law).

5.3        In particular,  the "Confidential  Information" identified in CLAUSES
           5.1 and 5.2 above includes, but is not limited to, the following types of information pertaining to the business of the Parent, the Parent Group, the Company and the Group:

5.3.1 technical information, such as product performance, testing and related data; and research and development plans and results;

5.3.2 product information, such as non-public details of products or services currently being offered or potentially to be offered, plans, drawings and specifications; and performance capabilities, strengths and weaknesses;

5.3.3 financial information, such as material costs; supplier and vendor information; overhead costs; profit margins; banking and financing information; and pricing policies;

5.3.4         organisational  information,  such as  personnel  and salary data;
              information concerning the utilisation of facilities; merger, acquisition and expansion information; and equipment and resource allocation and consumption information;

5.3.5 marketing and sales information, such as licensing, marketing and sales techniques and data; customer lists; customer data, such as their personnel, financial and account status; product development and delivery schedules; market research and forecasts; and marketing and advertising plans, techniques and budgets; and

5.3.6 advertising information, such as pricing strategies; specific advertising initiatives, programs and strategies utilised and contemplated; and the success or lack of success of those programs and strategies.

5.4 Therefore, the Parent agrees that it shall not, directly or indirectly, disclose or use any such Confidential Information provided to it by the Company, without any limitation in time, or until such information shall have become public by means other than the Parent's unauthorised disclosure or use.

5.4.1 The Parent likewise undertakes that it shall not share with any member of the Parent Group any such Confidential Information provided to it by the Company unless such member(s) of the Parent Group has (have) agreed to treat the Confidential Information with at least the same level of confidentiality.

5.4.2 The Parent likewise undertakes that it shall not share with any Parent Director or TDYT Director, officer or employee any such Confidential Information provided to it by the Company unless such director(s) has (have) agreed to treat the Confidential Information with at least the same level of confidentiality.

5.5 Therefore, the Company agrees that it shall not, directly or indirectly, disclose or use any such Confidential Information provided to it by the Parent, without any limitation in time, or until such information shall have become public by means other than the Company's unauthorised disclosure or use.

5.5.1 The Company likewise undertakes that it shall not share with any member of the Group any such Confidential Information provided to it by the Parent unless such member(s) of the Group has (have) agreed to treat the Confidential Information with at least the same level of confidentiality.

5.5.2         The Company  likewise  undertakes that it shall not share with any
              Board   member,   officer  or  employee   any  such   Confidential
              Information  provided  to it  by  the

              Parent unless such Board  member(s) has (have) agreed to treat the
              Confidential   Information   with  at  least  the  same  level  of
              confidentiality.

5.6 The Parent and the Company additionally understand and agree that certain Confidential Information may require the enactment of further protective measures regarding the proper functioning of the securities marketplace. Specifically, the Parent and the Company agree as follows with regard to the treatment of Confidential Information which rises to the level of material, non-public and/or price-sensitive information relating to the Parent or the Company:

5.6.1 The Parent will adopt rules and company policies (and the TDYT Directors will observe the same) prohibiting the Parent and its directors and any of its employees, together with any directors and employees of any member of the Parent Group, who may have access to price sensitive information relating to the Company or any member of the Group, from dealing in the Ordinary Shares or other securities of the Company, except in accordance with the Share Dealing Code and then only in conformity with restrictions on resales of securities into the US under the US Securities Act;

5.6.2 The Company will adopt rules and company policies (and members of the Board and other senior officers will observe the same) alerting and instructing its directors and any of its employees, together with any directors and employees of any member of the Group, who may have possession of material, non-public information relating to the Parent or any member of the Parent Group, that the possession of such information may impact their ability to purchase or sell the common stock or other securities of the Parent.

5.7 Each of the Parent and the TDYT Directors undertakes that it or he will not assert any rights in opposition to the intellectual property rights of the members of the Group

5.8 Each of the TDYT Directors undertakes that he will not and will procure that no Connected Person, within the meaning of Section 839 Income and Corporation Taxes Act 1988, shall:

5.8.1 dispose of any interest in any shares in the common stock of the Parent for a period of 12 months from the date of Admission; nor

5.8.2 dispose of any such interest for a period of 12 months thereafter except with the prior written consent of the Nomad, which consent shall not be unreasonably withheld or delayed,

           and for these purposes, the expression "dispose" shall extend to any sale, transfer, charge, pledge, encumbrance or grant of any option over or in respect of or an agreement to do any of these things (whether oral or in writing).

5.9 Nothing in CLAUSE 5.6 shall operate so as to prevent disposals of shares of common stock of the Parent by Robert Lerman and John Ferraro up to 100,000 shares each in accordance with permissions granted by the Securities Exchange Commission in the US PROVIDED ALWAYS that the relevant TDYT Director shall have consulted

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

           with the Nomad suitably in advance of any such dealing with a view to ensuring the maintenance of an orderly market in the Ordinary Shares.

5.10 The Parent will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase, enter into any hedging transaction relating to, or otherwise  dispose  of,  any  Ordinary  Shares  held by it  from  the effective date of this Agreement until one year from the date that the Ordinary Shares are first offered to persons other than distributors, or the date of the closing of any such offering, whichever is later, and thereafter only in compliance with the registration provisions of the US Securities Act or an exemption therefrom.

5.11 Nothing herein contained shall relieve or restrict any Party from observing their legal or regulatory disclosure requirements to the London Stock Exchange, the Securities Exchange Commission in the US or to any other governmental, quasi-governmental statutory or regulatory body or institution or court in the UK, the US or in any other jurisdiction whatsoever.

5.12 The Parent shall not purchase or subscribe for any Ordinary Shares so as to increase the number of Ordinary Shares held by the Parent as at the date on or about May 8, 2006 being the anticipated date of Admission without the prior written consent of the Nomad.

6.     PROVISION OF INFORMATION

6.1 The Parent and the Company, both being reporting companies, will endeavour to ensure that announcements to be made by them, where there is a degree of mutuality, are made simultaneously.

6.2 Each of the Parent and the Company undertakes to provide (and to procure the provision by their respective subsidiaries of) all such information as may reasonably be requested by the other regarding themselves and their affairs as may be appropriate to fulfil their respective regulatory obligations.

6.3 Neither the Parent nor the Company shall have liability for the accuracy of information supplied by the one to the other, save in the case of fraud, wilful default or gross negligence.

7.     BOARD APPOINTMENTS AND REMOVALS

7.1 The Parent and the Company agree that the Company shall be managed by the Board in accordance with the articles of association of the Company (from time to time) and all applicable laws for the benefit of the shareholders of the Company as a whole.

7.2 It is acknowledged that Anthony Charles Mirabella is a representative of the Parent on the Board. In the event that Mr Mirabella retires or resigns from the Board, the Parent shall be entitled to nominate a substitute director, not being either of Robert

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

           Lerman or John Ferraro, being a person acceptable to the nominations committee of the Board (whose consent shall not be unreasonably withheld or delayed). The Parent shall be entitled to request in writing the removal of any director appointed/nominated by it to the Board but may not appoint any replacement director to the Board without the approval of the nominations committee (not to be unreasonably withheld or delayed). Notwithstanding the preceding provisions of this clause, all matters concerning appointments and re-elections to the Board shall be for the determination of the nominations committee of the Board save for the directors' remuneration which shall be for the determination of the remuneration committee of the Board.

7.3 Otherwise, the Parent agrees to exercise its voting rights attaching to the Ordinary Shares in its control (and to procure that any members of the Parent Group exercise the voting rights attaching to the Ordinary Shares in their control) in such a manner as to procure (to the extent possible by the exercise of such voting rights) that there will always be at least a majority of the directors on the Board and on any committee of the Board who are free of any business or other relationship with the Parent and any member of the Parent Group which could interfere with the exercise of their independent judgement in matters concerning the Parent and any member of the Parent Group. For the avoidance of doubt, the Parent shall not be entitled to appoint or remove any director to or from the Board other than in accordance with clause 7.2 of this Agreement. For the avoidance of doubt, any director nominated by the Parent under clause
           7.2 of this Agreement and appointed to the Board shall be eligible to serve on any committee of the Board.

7.4 It is to be noted that all members of the Board are subject to retirement by rotation in accordance with the terms of the articles of association of the Company.

8.     ADMINISTRATION FEE

8.1 During the continuance of this Agreement the Company shall pay to the Parent an annual administration fee of $460,000 for the provision by the Parent to the Company of various support services, as may be agreed from time to time. Part of such consideration will be to ensure, so far as possible that the Parent has sufficient cash resources to maintain its status as a publicly quoted US company. The administration fee will be paid monthly in arrears, payable against production of an invoice by the Parent. The administration fee shall be deemed to be inclusive of any taxation or similar levy. To the extent that the Parent receives any dividend or other distribution from the Company, the administration fee shall abate on a US dollar for US dollar basis (such dividend or distribution being calculated at its gross and not net amount). In the event that the amount of dividend or other distribution payable in respect of any two
           consecutive   fiscal   years   equals  or  exceeds  the  sum  of  the
           administration fee (together with any increase to the fee in accordance with clause 8.3 below) the administration fee shall cease to be payable thereafter.

8.2 In consideration of the payment of the administration fee, the Board may require the Parent to provide, from time to time, services to the Company at no additional charge unless otherwise agreed in writing.

8.3 The administration fee will be increased annually in line with increases in the US Department of LIBOR Consumer Price Index for Urban Wage Earners (CPI-W) for the New York, Northern New Jersey, Long Island (NY-NJ, CT, PA) region.

8.4 For so long as the administration fee continues to be payable under clause 8.1 above, the Company shall provide information and administration services, from time to time, to the Parent to assist it in the preparation of financial statements, public filings in the US, bookkeeping, and bank checking account management. The Company shall provide such services only to the same extent that it, its officers or employees have historically provided such services to the Parent prior to the date of this Agreement. Unless otherwise agreed in writing, such assistance shall be at no cost to the Parent and any additional services shall be subject to such charges as the Company and the Parent may agree. If, in the reasonable opinion of the Company, the services it is required to provide to the Parent under this clause 8.4 are substantially in excess of the levels provided to the Parent prior to the date of this Agreement, the Parent shall pay the Company such a fee for such services as may be agreed in writing between the Company and the Parent.

9.     PRE-EMPTION RIGHTS

       The Parent undertakes with the Company and with the Nomad that it will not exercise (or permit the exercise of) any votes attaching to any shares in the Company which it directly or indirectly controls in favour of any resolution to give the Board authority under Section 80 of the Companies Act 1985 to allot shares in the Company or in accordance with
       Section 95 of the Companies Act to disapply any pre-emption rights which shareholders in the Company may have, in each case otherwise than in accordance with the guidelines published by the Investment Committees of the Association of British Insurers and the National Association of Pension Funds from time to time.

10.    INDEMNITIES

       The Parent undertakes to indemnify and keep the Company and the Company's Group fully indemnified against all and any liabilities arising in respect of the liabilities or obligations of any member of the Parent Group whether in respect of guarantees, warranties, indemnities or otherwise.

11.    DURATION AND MODIFICATION OF THIS AGREEMENT

       This Agreement shall come into effect from the date of Admission and will continue in effect, unless otherwise agreed in writing by the Parties, for so long as the Parent directly or indirectly owns and/or controls a Controlling Interest, provided always that on termination, the Parent and the Company will negotiate the ongoing provision of appropriate Services to the Company and provided further that any termination of this Agreement shall be without prejudice to any indemnities given hereunder and any antecedent breach hereof.

12.    GOVERNING LAW

       This Agreement shall be governed by and construed in accordance with English law and the Parties submit to the exclusive jurisdiction of the High Court in London in the interpretation and enforcement of this Agreement, providing that nothing herein shall operate so as to prevent either or both of the Company and the Nomad from bringing enforcement proceedings in any other jurisdiction of their choosing.

13.    AGENT FOR SERVICE OF PROCESS

       Each of the TDYT and TDYT directors hereby irrevocably appoint Jordans Limited at 20-22 Bedford Row London WC1R 4JS, to receive, for it or him on its or his behalf, service of process in any proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by TDYT or relevant TDYT Directors as the case may be). If for any reason such process agent ceases to be able to act as such or no longer has an address in England, each of TDYT and the TDYT Directors hereby irrevocably agrees to appoint a substitute process agent acceptable to the other parties to this Agreement and shall immediately notify the other Parties of such appointment and deliver to the other Parties a copy of the new agent's acceptance of that appointment within 30 days. Nothing shall effect the right to serve process in any other manner permitted by the law. Any such service of proceedings in accordance with this clause 13 shall be copied to Kenneth B. Lerman, P.C. at 651 Day Hill Road, Windsor, Connecticut, USA.

14.    NOTICES

14.1 Any notice or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or fax to the address and for the attention of the relevant party set out in CLAUSE
           14.3 (or as otherwise notified by that party in accordance with that clause).

14.2       Any such notice shall be deemed to have been received:

14.2.1        if delivered by hand, at the time of delivery; or

14.2.2        if delivered by fax, at the time of transmission

           provided that if deemed receipt occurs before 9.00 a.m. on a business day the notice shall be deemed to have been received at 9.00 a.m. on that day, and if deemed receipt occurs after 5.00 p.m. on a business day, or on any day which is not a business day, the notice shall be deemed to have been received at 9.00 a.m. on the next business day.

14.3 The addresses and fax numbers of the parties for the purposes of CLAUSE 14.1 are:

           The Parent and the TDYT Directors:

           Address:                 651 Day Hill Road
                                    Windsor
                                    Connecticut 06095
                                    USA

           For the attention of:    Robert Lerman

           Fax number:              +1 860 285 0139
                                    (and  copied  thereafter  by hand to Kenneth
                                    Lerman at  Kenneth B Lerman,  P.C.,  651 Day
                                    Hill Road,
                                    Windsor, Connecticut, USA.

           Nomad and the Company:

           Address:                 17 Grosvenor Gardens
                                    London SW1W 0BD

           For the attention of:    Rod Venables

           Fax number:              +44 (0) 207 509 4575

           or such other address or fax number as may be notified in writing from time to time by the relevant party to the other parties. Any such change to the place or fax number of service shall take effect five business days after notice of the change is received or (if later) on the date (if any) specified in the notice as the date on which the change is to take place.

14.4 In proving service it shall be sufficient to prove that the envelope containing the notice was properly addressed and delivered or, in the case of fax, that the fax was properly addressed and disclosed the number of pages transmitted on its front sheet and that the transmission report indicates that each of the pages of the fax were received at the relevant fax number.

15.    GENERAL

15.1 The failure, omission or delay by any Party on any occasion to insist upon the performance of any term, provision or condition of this Agreement or to exercise any right, power, privilege or remedy conferred by this Agreement shall not thereby be treated as a waiver of any related breach or an acceptance of any consequential variation nor shall it impair any such right, power, privilege or remedy nor shall any single or partial exercise or waiver of any right, power, privilege or remedy preclude its further exercise or the exercise of any other right or remedy. The rights, powers, privileges and remedies of the Parties provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

15.2 The Parties shall do all such things and sign all such documents as may be reasonably necessary to give effect to the terms of this Agreement.

15.3 Save in respect of any successor to the Nomad in the capacity of nominated adviser under the AIM Rules, no term of this Agreement is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

15.4 This Agreement may be entered into in any number of counterparts and by the Parties on separate counterparts, each of which when executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. This Agreement may be exchanged by fax.

15.5 If any provision of this Agreement proves to be void, illegal or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect. Notwithstanding the foregoing, the parties to this Agreement shall thereupon negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the provision so found to be void, illegal or unenforceable.

15.6 Nothing in this Agreement shall constitute or be deemed to constitute a partnership between any of the Parties.

15.7 This Agreement may be amended by agreement in writing signed by the Parties.

15.8 The rights and obligations of the Parties or any of them shall enure for the benefit of, be enforceable against and shall be binding on their respective personal representatives, successors, estates and assigns.

15.9 The various Clauses, sub-clauses, paragraphs and sub-paragraphs of this Agreement are severable and if any of the same or an identifiable part thereof is held to be invalid or unenforceable in any court of competent jurisdiction then such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions or identifiable parts thereof in this Agreement.


AS WITNESS the signatures of the parties hereto the day and year first before written.


EXECUTED as a DEED                  )   THERMODYNETICS, INC.
by THERMODYNETICS, INC              )
acting by                           )
                                        /s/ .............................
                                        Robert A Lerman, President :

EXECUTED as a DEED                  )
by TURBOTEC PRODUCTS PLC            )
acting by     :                     )


                                            /s/
                                        Director


                                            /s/
                                        Director/Secretary



EXECUTED as a DEED                  )
By DAWNAY, DAY CORPORATE FINANCE    )
LIMITED acting by:                  )


                                            /s/
                                        Director


                                            /s/
                                        Director/Secretary


SIGNED by ROBERT ALLAN LERMAN       )   /s/
As witness by:                      )


Witness
Signature:
Name:
Address:


Occupation:


SIGNED by JOHN FRANCIS FERRARO      )   /s/
As witness by:                      )


Witness
Signature:
Name:
Address:
Occupation:

SIGNED by JOHN JOSEPH HUGHES        )   /s/
As witness by:                      )


Witness
Signature:
Name:
Address:


Occupation:

SIGNED by FRED HELMAR SAMUELSON     )   /s/
As witness by:                      )


Witness
Signature:
Name:
Address:


Occupation: